EXHIBIT 99

                                  $386,120,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-3
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates

-------------------------------------------------------------------------------------------------------------------------
               Approximate                   Expected                       Estimated     Principal
                Principal     Certificate     Credit       Initial Pass-    Avg. Life      Payment         S&P /Moody's
Certificates    Balance(1)       Type       Support(2)    Through Rate(3)   (yrs)(4)    Window (4)(5)    Expected Ratings
-------------------------------------------------------------------------------------------------------------------------
    A-1         216,886,000       Sr             10.10%    LIBOR + [ ]%          1.00   03/05 - 05/07      [AAA]/[Aaa]
    A-2          64,724,000       Sr             10.10%    LIBOR + [ ]%          3.00   05/07 - 04/09      [AAA]/[Aaa]
    A-3          67,608,000       Sr             10.10%    LIBOR + [ ]%          5.60   04/09 - 05/11      [AAA]/[Aaa]
    M-1          19,422,000       Mez             5.10%    LIBOR + [ ]%          4.38   04/08 - 05/11       [AA]/[Aa2]
    M-2           9,906,000       Mez             2.55%    LIBOR + [ ]%          4.32   03/08 - 05/11       [A+]/[A2]
    B-1           4,273,000       Sub             1.45%    LIBOR + [ ]%          4.13   03/08 - 05/11       [A]/[Baa1]
    B-2           1,360,000       Sub             1.10%    LIBOR + [ ]%          3.77   03/08 - 11/09      [A-]/[Baa2]
    B-3           1,941,000       Sub             0.60%    LIBOR + [ ]%          3.28   03/08 - 02/09     [BBB+]/[Baa3]
-------------------------------------------------------------------------------------------------------------------------
   TOTAL       $386,120,000
-------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled forward at 6% CPR.
(2)    Fully funded overcollateralization of approximately 0.60%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in December 2034.

Selected Mortgage Pool Data (6)
-------------------------------

--------------------------------------------------------------------
                                                  Aggregate
--------------------------------------------------------------------
Scheduled Principal Balance:                          $390,843,326
Number of Mortgage Loans:                                    1,712
Average Scheduled Principal Balance:                      $228,296
Interest Only Loans:                                         0.00%
Weighted Average Gross Coupon:                              6.183%
Weighted Average Net Coupon(7):                             5.800%
Weighted Average FICO Score:                                   690
Weighted Average Original LTV Ratio:                        85.85%
Weighted Average Stated Remaining Term (months):               357
Weighted Average Seasoning (months):                             3
Weighted Average Months to Roll:                                25
Weighted Average Gross Margin:                               3.08%
Weighted Average Initial Rate Cap:                           3.00%
Weighted Average Periodic Rate Cap:                          1.00%
Weighted Average Gross Maximum Lifetime Rate:               12.18%
--------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and Trustee Fee.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

|_| The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank N.A ("Wells Fargo") and serviced by Wells Fargo.

|_| Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 0.60%, excess spread and mortgage insurance.

|_| This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $388,452,036.40, a term of 38 months beginning on the first distribution date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

|_| None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

|_| The transaction will be modeled on INTEX as GSAA0503 and on Bloomberg as GSAA 05-3.

|_| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              February 25, 2005

Cut-off Date:                       February 1, 2005

Statistical Calculation Date:       January 1, 2005

Expected Pricing Date:              On or before February 4, 2005

First Distribution Date:            March 25, 2005

Key Terms
---------

Offered Certificates:               Class A, Class M and Class B Certificates

Class A Certificates:               Class A-1, Class A-2 and Class A-3
                                    Certificates

Class M Certificates:               Class M-1 and Class M-2

Class B Certificates:               Class B-1, Class B-2 and Class B-3

Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class B and Class M Certificates

Underwriter:                        Goldman, Sachs & Co.

Servicer:                           Wells Fargo Bank N.A

Trustee:                            Wells Fargo Bank N.A

Servicing Fee:                      37.5 bps

Trustee Fee:                        0.75 bps

Interest Rate Corridor Provider:    Goldman Sachs Capital Markets LP, as the cap
                                    provider. The short term unsecured debt
                                    obligations of the guarantor of the cap
                                    provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.

Interest Rate Corridor:             This transaction will have a
                                    one-month LIBOR interest rate corridor
                                    available to pay Basis Risk Carry forward
                                    Amounts on all the Offered Certificates. The
                                    Interest Rate Corridor will have an initial notional amount of $388,452,036.40 for a term of 38 months beginning on the first distribution date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period

Delay Days:                         0 day delay

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    except for the initial accrual period for which interest will accrue from the Closing
                                    Date.

Pricing Prepayment Assumption:      30% CPR

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled forward at 6% CPR.

                                    Initial Gross WAC (1):           6.1828%

                                      Less Fees & Expenses (2):      0.3825%
                                                                  --------------
                                    Net WAC (1):                     5.8003%

                                       Less Initial Principal
                                       Certificate Coupon
                                       (Approx.)(1)(3):              2.8043%
                                                                  --------------
                                    Initial Excess Spread (1):       2.9960%

                                    (1)      This amount will vary on each
                                             distribution date based on changes
                                             to the weighted average interest
                                             rate on the Mortgage Loans as well
                                             as any changes in day count.

                                    (2)      Includes the Servicing Fee and
                                             Trustee Fee.

                                    (3)      Assumes 1-month LIBOR equal to
                                             2.5900%, initial marketing spreads
                                             and a 30-day month. This amount
                                             will vary on each distribution date
                                             based on changes to the weighted
                                             average Pass-Through Rates on the
                                             Offered Certificates as well as any
                                             changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability.

Compensating Interest:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related Prepayment
                                    Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc.

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that Class A-1, Class A-2,
                                    Class A-3 and Class M-1 will be SMMEA
                                    eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.60% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 20.20%.

--------------------------------------------------------------------------------
   Class       Initial Subordination Percentage     Step-Down Date Percentage
--------------------------------------------------------------------------------
     A                      10.10%                            20.20%
    M-1                      5.10%                            10.20%
    M-2                      2.55%                            5.10%
    B-1                      1.45%                            2.90%
    B-2                      1.10%                            2.20%
    B-3                      0.60%                            1.20%
--------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [30]% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:



----------------------------------------------------------------------------------------------------------
      Distribution Date                           Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------
 March 2008 - February 2009      [1.00]% for the first month, plus an additional 1/12th of [0.250]% for each month thereafter (e.g., approximately [1.021]% in April 2008)
----------------------------------------------------------------------------------------------------------
 March 2009 - February 2010      [1.25]% for the first month, plus an additional 1/12th of [0.500]% for each month thereafter (e.g., approximately [1.292]% in April 2009)
----------------------------------------------------------------------------------------------------------
 March 2010 - February 2011      [1.75]% for the first month, plus an additional 1/12th of [0.250]% for each month thereafter (e.g., approximately [1.771]% in April 2010)
----------------------------------------------------------------------------------------------------------
 March 2011 and thereafter                                      [2.00]%
----------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a) sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

      (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates pro rata based on their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes,

      (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2 and Class A-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the Certificate Principal Balance of any class of the Class A Certificates.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------

Product     No Penalty   1-12 Months  13-24 Months  25-36 Months     Total
--------   ------------  -----------  ------------   -----------  ------------
2/28 ARM   $129,134,964           $0  $112,671,851            $0  $241,806,815
3/27 ARM    $57,808,370           $0   $78,506,459   $12,721,682  $149,036,511
--------   ------------  -----------  ------------   -----------  ------------
TOTAL(3)   $186,943,334           $0  $191,178,310   $12,721,682  $390,843,326
========   ============  ===========  ============   ===========  ============



Product       No Penalty     1-12 Months    13-24 Months    25-36 Months
--------     ------------    -----------    ------------     -----------
2/28 ARM            33.04%          0.00%          28.83%           0.00%
3/27 ARM            14.79%          0.00%          20.09%           3.25%
--------     ------------    -----------    ------------     -----------
TOTAL(3)            47.83%          0.00%          48.91%           3.25%
========     ============    ===========    ============     ===========

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.
(3) Columns may not add up due to rounding.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:
o    The Pricing Prepayment Assumption (as defined on page 3 above) is applied
o 1-month and 6-month Forward LIBOR curves (as of close on January 31, 2005) are used
o    33% loss severity
o    There is a 6-month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o    All Offered Certificates are priced at par
o All payments are assumed to be made on the 25th of the month regardless of business days
o Based on the collateral as of the Statistical Calculation Date rolled 1-month forward at 6% CPR


-------------------------------------------------------------------------------------------------------------------
                                     First Dollar of Loss            Libor Flat                   0% Return
-------------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                   12.88                       13.08                       14.71
            Yield (%)                                4.4688                      4.0196                      0.0147
            WAL (years)                                4.67                        4.66                        4.34
            Modified Duration                          4.21                        4.21                        4.14
            Principal Window                  Oct09 - Oct09               Oct09 - Oct09               Aug09 - Aug09
            Principal Writedown          $17,943.05 (0.09%)         $462,781.67 (2.38%)      $3,771,742.33 (19.42%)
            Total Collat Loss        $30,944,089.72 (7.97%)      $31,356,350.95 (8.07%)      $34,254,430.01 (8.82%)
-------------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                    8.52                        8.67                        9.45
            Yield (%)                                4.7529                      4.0832                      0.0514
            WAL (years)                                5.17                        5.15                        4.75
            Modified Duration                          4.57                        4.58                        4.51
            Principal Window                  Apr10 - Apr10               Apr10 - Apr10               Feb10 - Feb10
            Principal Writedown          $24,894.59 (0.25%)         $399,679.07 (4.03%)      $2,236,966.37 (22.58%)
            Total Collat Loss        $22,226,787.19 (5.72%)      $22,577,038.42 (5.81%)      $24,128,887.69 (6.21%)
-------------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                    6.83                        6.94                        7.26
            Yield (%)                                5.2571                      4.0850                      0.0594
            WAL (years)                                5.33                        5.30                        4.94
            Modified Duration                          4.62                        4.64                        4.63
            Principal Window                  Jun10 - Jun10               Jun10 - Jun10               May10 - May10
            Principal Writedown          $24,661.09 (0.58%)         $313,840.51 (7.34%)      $1,119,996.91 (26.21%)
            Total Collat Loss        $18,375,719.05 (4.73%)      $18,645,921.15 (4.80%)      $19,331,512.99 (4.98%)
-------------------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                    6.30                        6.34                        6.44
            Yield (%)                                5.4053                      4.1072                      0.2417
            WAL (years)                                5.42                        5.40                        5.23
            Modified Duration                          4.68                        4.69                        4.73
            Principal Window                  Jul10 - Jul10               Jul10 - Jul10               Jul10 - Jul10
            Principal Writedown             $437.06 (0.03%)         $106,057.09 (7.80%)        $370,981.03 (27.28%)
            Total Collat Loss        $17,147,146.80 (4.41%)      $17,247,221.85 (4.44%)      $17,496,950.00 (4.50%)
-------------------------------------------------------------------------------------------------------------------
Class B-3   CDR (%)                                    5.59                        5.66                        5.79
            Yield (%)                                6.2152                      4.2963                      0.1604
            WAL (years)                                5.50                        5.41                        4.97
            Modified Duration                          4.63                        4.64                        4.71
            Principal Window                  Aug10 - Aug10               Aug10 - Aug10               Aug10 - Aug10
            Principal Writedown           $2,325.63 (0.12%)        $220,573.01 (11.36%)        $587,664.65 (30.28%)
            Total Collat Loss        $15,427,766.39 (3.97%)      $15,606,798.85 (4.02%)      $15,938,404.32 (4.10%)
-------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

  Distribution   Collateral     Effective        Distribution    Collateral     Effective
     Date        WAC Cap (%)    WAC Cap (%)          Date       WAC Cap (%)    WAC Cap (%)
  ------------   ----------     ---------        ------------    ----------     ---------
   25-Mar-05       6.21462       10.00000          25-Feb-09      11.05394      11.05394
   25-Apr-05       5.61322       10.00000          25-Mar-09      12.23833      12.23833
   25-May-05       5.80034       10.00000          25-Apr-09      11.12572      11.12572
   25-Jun-05       5.61324       10.00000          25-May-09      11.80120      11.80120
   25-Jul-05       5.80036       10.00000          25-Jun-09      11.42053      11.42053
   25-Aug-05       5.61326       10.00000          25-Jul-09      11.80122      11.80122
   25-Sep-05       5.61327       10.00000          25-Aug-09      11.42054      11.42054
   25-Oct-05       5.80039       10.00000          25-Sep-09      11.42054      11.42054
   25-Nov-05       5.61330       10.00000          25-Oct-09      11.80123      11.80123
   25-Dec-05       5.80042       10.00000          25-Nov-09      11.42055      11.42055
   25-Jan-06       5.61332       10.00000          25-Dec-09      11.80124      11.80124
   25-Feb-06       5.61333       10.00000          25-Jan-10      11.42056      11.42056
   25-Mar-06       6.21477       10.00000          25-Feb-10      11.42057      11.42057
   25-Apr-06       5.61335       10.00000          25-Mar-10      12.64421      12.64421
   25-May-06       5.80047       10.00000          25-Apr-10      11.42058      11.42058
   25-Jun-06       5.61337       10.00000          25-May-10      11.80127      11.80127
   25-Jul-06       5.80050       10.00000          25-Jun-10      11.42059      11.42059
   25-Aug-06       5.61340       10.00000          25-Jul-10      11.80128      11.80128
   25-Sep-06       5.61341       10.00000          25-Aug-10      11.42060      11.42060
   25-Oct-06       5.80053       10.00000          25-Sep-10      11.42061      11.42061
   25-Nov-06       7.41018       10.00000          25-Oct-10      11.80130      11.80130
   25-Dec-06       7.65758       10.00000          25-Nov-10      11.42062      11.42062
   25-Jan-07       7.41095       10.00000          25-Dec-10      11.80131      11.80131
   25-Feb-07       7.41133       10.00000          25-Jan-11      11.42063      11.42063
   25-Mar-07       8.20583       10.00000          25-Feb-11      11.42064      11.42064
   25-Apr-07       7.41210       10.00000          25-Mar-11      12.64428      12.64428
   25-May-07       8.27918       10.00000          25-Apr-11      11.42065      11.42065
   25-Jun-07       8.01273       10.00000          25-May-11      11.80134      11.80134
   25-Jul-07       8.28046       10.00000          25-Jun-11      11.42066      11.42066
   25-Aug-07       8.01397       10.00000          25-Jul-11      11.80136      11.80136
   25-Sep-07       8.01460       10.00000          25-Aug-11      11.42067      11.42067
   25-Oct-07       8.50516       10.00000          25-Sep-11      11.42068      11.42068
   25-Nov-07       9.71802       10.00000          25-Oct-11      11.80138      11.80138
   25-Dec-07       10.04209      10.04209          25-Nov-11      11.42069      11.42069
   25-Jan-08       9.71828       10.00000          25-Dec-11      11.80139      11.80139
   25-Feb-08       9.71841       10.00000          25-Jan-12      11.42070      11.42070
   25-Mar-08       10.38878      10.38878          25-Feb-12      11.42071      11.42071
   25-Apr-08       9.79047       10.00000          25-Mar-12      12.20835      12.20835
   25-May-08       11.04275      11.04275          25-Apr-12      11.42072      11.42072
   25-Jun-08       10.68664      10.68664          25-May-12      11.80142      11.80142
   25-Jul-08       11.04298      11.04298          25-Jun-12      11.42074      11.42074
   25-Aug-08       10.68687      10.68687          25-Jul-12      11.80143      11.80143
   25-Sep-08       10.68698      10.68698          25-Aug-12      11.42075      11.42075
   25-Oct-08       11.11747      11.11747          25-Sep-12      11.42076      11.42076
   25-Nov-08       11.05383      11.05383          25-Oct-12      11.80146      11.80146
   25-Dec-08       11.42233      11.42233          25-Nov-12      11.42077      11.42077
   25-Jan-09       11.05390      11.05390          25-Dec-12      11.80147      11.80147

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution     Collateral    Effective WAC
    Date          WAC Cap (%)      Cap (%)
------------     ----------    -------------
  25-Jan-13       11.42078        11.42078
  25-Feb-13       11.42079        11.42079
  25-Mar-13       12.64445        12.64445
  25-Apr-13       11.42080        11.42080
  25-May-13       11.80151        11.80151
  25-Jun-13       11.42082        11.42082
  25-Jul-13       11.80152        11.80152
  25-Aug-13       11.42083        11.42083
  25-Sep-13       11.42084        11.42084
  25-Oct-13       11.80154        11.80154
  25-Nov-13       11.42085        11.42085
  25-Dec-13       11.80156        11.80156
  25-Jan-14       11.42087        11.42087
  25-Feb-14       11.42088        11.42088
  25-Mar-14       12.64455        12.64455
  25-Apr-14       11.42089        11.42089
  25-May-14       11.80160        11.80160
  25-Jun-14       11.42091        11.42091
  25-Jul-14       11.80161        11.80161
  25-Aug-14       11.42092        11.42092
  25-Sep-14       11.42093        11.42093
  25-Oct-14       11.80164        11.80164
  25-Nov-14       11.42095        11.42095
  25-Dec-14       11.80165        11.80165
  25-Jan-15       11.42096        11.42096

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                   $390,843,326
Number of Mortgage Loans:                                             1,712
Average Scheduled Principal Balance:                               $228,296
Interest Only Loans:                                                  0.00%
Weighted Average Gross Coupon:                                       6.183%
Weighted Average Net Coupon: (2)                                     5.800%
Weighted Average FICO Score:                                            690
Weighted Average Original LTV Ratio:                                 85.85%
Weighted Average Stated Remaining Term (months):                        357
Weighted Average Seasoning (months):                                      3
Weighted Average Months to Roll:                                         25
Weighted Average Gross Margin:                                        3.08%
Weighted Average Initial Rate Cap:                                    3.00%
Weighted Average Periodic Rate Cap:                                   1.00%
Weighted Average Gross Maximum Lifetime Rate:                        12.18%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance



                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Current Principal Balance              Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
$50,000 & Below                            51     $1,914,276        0.49%        6.980%        700
$50,001 - $75,000                          63      4,004,310        1.02         6.648         690
$75,001 - $100,000                        116     10,201,342        2.61         6.514         691
$100,001 - $125,000                       128     14,533,960        3.72         6.409         696
$125,001 - $150,000                       172     23,800,298        6.09         6.287         695
$150,001 - $200,000                       306     53,324,236       13.64         6.297         692
$200,001 - $250,000                       276     61,767,589       15.80         6.182         690
$250,001 - $300,000                       173     47,645,418       12.19         6.137         698
$300,001 - $350,000                       146     47,178,970       12.07         6.177         688
$350,001 - $400,000                       124     46,422,028       11.88         6.128         689
$400,001 - $450,000                        58     24,641,722        6.30         6.018         688
$450,001 - $500,000                        42     20,076,206        5.14         6.157         691
$500,001 - $550,000                        12      6,383,681        1.63         5.890         684
$550,001 - $600,000                        18     10,294,690        2.63         6.141         680
$600,001 - $650,000                        20     12,673,508        3.24         5.968         674
$650,001 - $700,000                         1        681,646        0.17         4.950         662
$750,001 - $800,000                         2      1,577,657        0.40         5.372         624
$800,001 - $850,000                         1        847,134        0.22         5.875         664
$900,001 - $950,000                         1        906,927        0.23         5.375         754
$950,001 - $1,000,000                       2      1,967,728        0.50         5.752         640
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                     Weighted    Weighted
                                           Avg.        Avg.        Avg.                     Pct.
                                         Principal   Original    Combined    Pct. Full     Owner
Current Principal Balance                 Balance      LTV         LTV         Doc        Occupied
----------------------------------------------------------------------------------------------------
$50,000 & Below                            $37,535      83.06%      83.06%       0.00%        24.86%
$50,001 - $75,000                           63,560      82.42       82.70        0.00         44.88
$75,001 - $100,000                          87,943      84.21       85.49        0.00         53.24
$100,001 - $125,000                        113,547      85.17       87.72        0.00         69.58
$125,001 - $150,000                        138,374      85.18       86.37        0.00         67.33
$150,001 - $200,000                        174,262      87.15       89.09        0.00         77.46
$200,001 - $250,000                        223,796      86.99       88.72        0.00         72.63
$250,001 - $300,000                        275,407      85.56       87.19        0.00         77.61
$300,001 - $350,000                        323,144      86.69       89.24        0.00         81.78
$350,001 - $400,000                        374,371      86.48       88.63        0.00         78.42
$400,001 - $450,000                        424,857      86.98       88.62        0.00         82.81
$450,001 - $500,000                        478,005      86.21       87.57        0.00         68.79
$500,001 - $550,000                        531,973      86.98       87.67        0.00        100.00
$550,001 - $600,000                        571,927      86.90       87.48        0.00        100.00
$600,001 - $650,000                        633,675      84.79       86.01        0.00         94.89
$650,001 - $700,000                        681,646      62.27       85.00        0.00        100.00
$750,001 - $800,000                        788,829      50.59       50.59        0.00        100.00
$800,001 - $850,000                        847,134      56.67       73.00        0.00        100.00
$900,001 - $950,000                        906,927      70.00       80.00        0.00        100.00
$950,001 - $1,000,000                      983,864      54.10       54.10        0.00        100.00
----------------------------------------------------------------------------------------------------
Total:                                    $228,296      85.85%      87.69%       0.00%        76.98%
====================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Current Rate                           Loans      Balance       Balance       Coupon        FICO
---------------------------------------------------------------------------------------------------
5.00% & Below                              45    $10,968,453        2.81%        4.801%        707
5.01 - 5.50%                              178     48,302,399       12.36         5.355         703
5.51 - 6.00%                              425    110,772,909       28.34         5.836         688
6.01 - 6.50%                              528    119,779,068       30.65         6.324         688
6.51 - 7.00%                              347     71,142,992       18.20         6.764         685
7.01 - 7.50%                              147     24,581,560        6.29         7.265         691
7.51 - 8.00%                               36      4,700,756        1.20         7.739         697
8.01% & Above                               6        595,187        0.15         8.467         697
---------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
===================================================================================================

                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
Current Rate                            Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
5.00% & Below                           $243,743      74.33%      82.89%       0.00%        89.39%
5.01 - 5.50%                             271,362      78.57       85.67        0.00         85.11
5.51 - 6.00%                             260,642      82.29       84.22        0.00         86.44
6.01 - 6.50%                             226,854      89.05       89.58        0.00         82.66
6.51 - 7.00%                             205,023      91.04       91.13        0.00         64.45
7.01 - 7.50%                             167,221      89.77       89.77        0.00         32.81
7.51 - 8.00%                             130,577      90.53       90.53        0.00         27.36
8.01% & Above                             99,198      87.93       87.93        0.00          0.00
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================



                              Distribution by FICO

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
FICO                                   Loans      Balance       Balance       Coupon        FICO
---------------------------------------------------------------------------------------------------
780 & Above                              61      $11,651,066        2.98%        6.017%        792
760 - 779                               100       21,393,555        5.47         6.183         769
740 - 759                               131       29,705,150        7.60         6.087         750
720 - 739                               172       38,033,393        9.73         6.114         730
700 - 719                               242       55,001,173       14.07         6.113         709
680 - 699                               227       55,455,200       14.19         6.219         688
660 - 679                               277       59,935,184       15.33         6.228         669
640 - 659                               290       69,008,876       17.66         6.281         649
620 - 639                               210       50,620,343       12.95         6.176         629
600 - 619                                 2           39,386        0.01         6.950         614
---------------------------------------------------------------------------------------------------
Total:                                1,712     $390,843,326      100.00%        6.183%        690
==================================================================================================

                                                 Weighted    Weighted
                                       Avg.        Avg.        Avg.                     Pct.
                                     Principal   Original    Combined    Pct. Full     Owner
FICO                                  Balance      LTV         LTV         Doc        Occupied
------------------------------------------------------------------------------------------------
780 & Above                           $191,001      82.27%      83.64%       0.00%        65.63%
760 - 779                              213,936      85.34       87.19        0.00         62.40
740 - 759                              226,757      85.16       88.63        0.00         71.36
720 - 739                              221,124      85.38       89.13        0.00         66.49
700 - 719                              227,278      86.24       89.66        0.00         75.60
680 - 699                              244,296      86.58       87.77        0.00         78.83
660 - 679                              216,373      86.32       87.33        0.00         76.11
640 - 659                              237,962      86.68       87.83        0.00         82.47
620 - 639                              241,049      84.75       85.23        0.00         90.02
600 - 619                               19,693      58.56       58.56        0.00          0.00
------------------------------------------------------------------------------------------------
Total:                                $228,296      85.85%      87.69%       0.00%        76.98%
================================================================================================


                          Distribution by Original LTV


                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Original LTV                           Loans      Balance       Balance       Coupon        FICO
----------------------------------------------------------------------------------------------------
40.00% & Below                             17     $3,149,005        0.81%        5.778%        664
40.01 - 50.00%                             16      3,596,404        0.92         5.712         697
50.01 - 60.00%                             36      7,211,021        1.84         5.967         681
60.01 - 70.00%                             86     18,959,911        4.85         5.729         689
70.01 - 80.00%                            373     89,645,843       22.94         5.672         702
80.01 - 85.00%                             59     14,635,891        3.74         6.162         691
85.01 - 90.00%                            614    143,926,981       36.82         6.405         688
90.01 - 95.00%                            511    109,718,269       28.07         6.431         684
----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
====================================================================================================

                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
Original LTV                            Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
40.00% & Below                          $185,236      34.71%      46.31%       0.00%        93.63%
40.01 - 50.00%                           224,775      46.36       48.20        0.00         77.61
50.01 - 60.00%                           200,306      56.11       58.03        0.00         58.49
60.01 - 70.00%                           220,464      66.78       70.86        0.00         70.70
70.01 - 80.00%                           240,337      78.81       85.32        0.00         79.38
80.01 - 85.00%                           248,066      84.03       84.12        0.00         76.46
85.01 - 90.00%                           234,409      89.65       89.65        0.00         59.79
90.01 - 95.00%                           214,713      94.87       94.87        0.00         99.44
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================


                         Distribution by Document Type


                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Document Type                          Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
No Doc                                    479    $99,275,171       25.40%        6.203%        700
No Ratio                                  328     68,623,866       17.56         6.416         681
Stated With Non-verified Assets Doc       698    171,309,426       43.83         6.154         685
Stated With Verified Assets Doc           207     51,634,863       13.21         5.931         700
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                    Weighted    Weighted
                                          Avg.        Avg.        Avg.                     Pct.
                                        Principal   Original    Combined    Pct. Full     Owner
Document Type                            Balance      LTV         LTV         Doc        Occupied
---------------------------------------------------------------------------------------------------
No Doc                                   $207,255      84.60%      84.83%       0.00%        93.54%
No Ratio                                  209,219      88.76       89.33        0.00         62.81
Stated With Non-verified Assets Doc       245,429      85.74       88.55        0.00         77.01
Stated With Verified Assets Doc           249,444      84.76       88.14        0.00         63.89
---------------------------------------------------------------------------------------------------
Total:                                   $228,296      85.85%      87.69%       0.00%        76.98%
===================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose


                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Loan Purpose                           Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
Cashout Refi                              421   $105,564,877       27.01%        6.112%        668
Purchase                                1,221    268,678,866       68.74         6.233         699
Rate/term Refi                             70     16,599,583        4.25         5.821         679
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
Loan Purpose                            Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
Cashout Refi                            $250,748      81.78%      82.57%       0.00%        92.80%
Purchase                                 220,048      87.69       89.88        0.00         70.52
Rate/term Refi                           237,137      82.01       84.87        0.00         81.02
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================


                        Distribution by Occupancy Status


                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Occupancy Status                       Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
Non Owner                                 403    $72,517,823       18.55%        6.674%        706
Owner Occupied                          1,224    300,876,859       76.98         6.079         686
Second Home                                85     17,448,644        4.46         5.928         696
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                  Weighted    Weighted
                                        Avg.        Avg.        Avg.                     Pct.
                                      Principal   Original    Combined    Pct. Full     Owner
Occupancy Status                       Balance      LTV         LTV         Doc        Occupied
-------------------------------------------------------------------------------------------------
Non Owner                              $179,945      84.67%      84.84%       0.00%         0.00%
Owner Occupied                          245,814      86.30       88.65        0.00        100.00
Second Home                             205,278      82.98       82.98        0.00          0.00
-------------------------------------------------------------------------------------------------
Total:                                 $228,296      85.85%      87.69%       0.00%        76.98%
=================================================================================================


                         Distribution by Property Type


                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Property Type                          Loans      Balance       Balance       Coupon        FICO
---------------------------------------------------------------------------------------------------
2-4 Family                                148    $38,231,597        9.78%        6.444%        698
Condo                                     201     41,024,018       10.50         6.250         695
Single Family Detached                  1,363    311,587,710       79.72         6.142         688
---------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
===================================================================================================


                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
Property Type                           Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
2-4 Family                              $258,322      85.75%      86.04%       0.00%        52.45%
Condo                                    204,100      86.41       88.23        0.00         57.14
Single Family Detached                   228,604      85.79       87.82        0.00         82.60
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================


                             Distribution by State

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
State                                  Loans      Balance       Balance       Coupon        FICO
----------------------------------------------------------------------------------------------------
CA - Northern                             157    $51,144,121       13.09%        5.982%        684
CA - Southern                             148     47,642,262       12.19         5.835         698
MA                                         90     26,754,754        6.85         6.132         687
MN                                        100     22,947,921        5.87         6.289         692
VA                                         80     19,759,783        5.06         6.264         698
NY                                         72     19,233,659        4.92         6.165         694
NJ                                         65     17,361,222        4.44         6.488         685
CO                                         70     16,428,138        4.20         5.971         691
NV                                         59     14,658,384        3.75         6.220         698
FL                                         71     14,621,303        3.74         6.362         683
Other                                     800    140,291,778       35.89         6.322         689
----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
====================================================================================================

                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
State                                   Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
CA - Northern                           $325,759      83.96%      86.66%       0.00%        77.73%
CA - Southern                            321,907      80.54       86.03        0.00         79.91
MA                                       297,275      86.18       86.52        0.00         79.95
MN                                       229,479      89.76       90.35        0.00         83.87
VA                                       246,997      87.38       89.56        0.00         85.43
NY                                       267,134      84.65       85.19        0.00         76.11
NJ                                       267,096      87.45       87.45        0.00         74.79
CO                                       234,688      83.91       87.25        0.00         82.09
NV                                       248,447      86.31       87.28        0.00         64.28
FL                                       205,934      86.65       86.86        0.00         53.86
Other                                    175,365      87.49       88.71        0.00         76.36
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Zip Code                               Loans      Balance       Balance       Coupon        FICO
----------------------------------------------------------------------------------------------------
85255                                      12     $2,584,650        0.66%        5.924%        707
20120                                       6      2,202,253        0.56         6.387         694
01841                                       7      1,686,863        0.43         5.846         676
95832                                       6      1,606,872        0.41         6.402         698
92130                                       2      1,583,375        0.41         5.528         662
92116                                       8      1,565,376        0.40         6.393         717
95834                                       4      1,458,844        0.37         6.135         696
89436                                       4      1,268,910        0.32         6.350         715
98272                                       4      1,266,858        0.32         6.088         677
94536                                       4      1,264,944        0.32         6.123         673
Other                                   1,655    374,354,382       95.78         6.186         690
----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
====================================================================================================

                                                  Weighted    Weighted
                                        Avg.        Avg.        Avg.                     Pct.
                                      Principal   Original    Combined    Pct. Full     Owner
Zip Code                               Balance      LTV         LTV       Full Doc     Occupied
-------------------------------------------------------------------------------------------------
85255                                  $215,387      89.17%      89.17%       0.00%        27.28%
20120                                   367,042      89.30       91.91        0.00         84.92
01841                                   240,980      87.08       87.08        0.00         74.14
95832                                   267,812      91.00       91.00        0.00         58.22
92130                                   791,687      70.80       74.67        0.00        100.00
92116                                   195,672      82.43       91.84        0.00         31.35
95834                                   364,711      87.28       87.28        0.00         52.26
89436                                   317,228      89.87       89.87        0.00         82.51
98272                                   316,715      93.43       93.43        0.00        100.00
94536                                   316,236      87.74       91.32        0.00         75.94
Other                                   226,196      85.81       87.65        0.00         77.47
-------------------------------------------------------------------------------------------------
Total:                                 $228,296      85.85%      87.69%       0.00%        76.98%
=================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Remaining Months To Maturity           Loans      Balance       Balance       Coupon        FICO
----------------------------------------------------------------------------------------------------
301 - 360                               1,712   $390,843,326      100.00%        6.183%        690
----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
====================================================================================================

                                                    Weighted    Weighted
                                          Avg.        Avg.        Avg.                     Pct.
                                        Principal   Original    Combined    Pct. Full     Owner
Remaining Months To Maturity             Balance      LTV         LTV       Full Doc     Occupied
---------------------------------------------------------------------------------------------------
301 - 360                                $228,296      85.85%      87.69%       0.00%        76.98%
---------------------------------------------------------------------------------------------------
Total:                                   $228,296      85.85%      87.69%       0.00%        76.98%
===================================================================================================


                       Distribution by Amortization Type

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Amortization Type                      Loans      Balance       Balance       Coupon        FICO
----------------------------------------------------------------------------------------------------
2/28 ARM                                1,055   $241,806,815       61.87%        6.262%        689
3/27 ARM                                  657    149,036,511       38.13         6.055         692
----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
====================================================================================================

                                                  Weighted    Weighted
                                        Avg.        Avg.        Avg.                     Pct.
                                      Principal   Original    Combined    Pct. Full     Owner
Amortization Type                      Balance      LTV         LTV         Doc        Occupied
-------------------------------------------------------------------------------------------------
2/28 ARM                               $229,201      87.10%      88.66%       0.00%        76.06%
3/27 ARM                                226,844      83.82       86.12        0.00         78.47
-------------------------------------------------------------------------------------------------
Total:                                 $228,296      85.85%      87.69%       0.00%        76.98%
=================================================================================================


                     Distribution by Prepayment Term Months

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Prepayment Term Months                 Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
0                                         779   $186,943,334       47.83%        6.379%        692
24                                        867    191,178,310       48.91         6.008         688
36                                         66     12,721,682        3.25         5.919         688
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                  Weighted    Weighted
                                        Avg.        Avg.        Avg.                     Pct.
                                      Principal   Original    Combined    Pct. Full     Owner
Prepayment Term Months                 Balance      LTV         LTV         Doc        Occupied
-------------------------------------------------------------------------------------------------
0                                      $239,979      84.97%      86.69%       0.00%        72.05%
24                                      220,506      86.70       88.75        0.00         81.72
36                                      192,753      85.93       86.54        0.00         78.17
-------------------------------------------------------------------------------------------------
Total:                                 $228,296      85.85%      87.69%       0.00%        76.98%
=================================================================================================


                          Distribution by Periodic Cap

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Periodic Cap                           Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
1.00%                                   1,712   $390,843,326      100.00%        6.183%        690
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                  Weighted    Weighted
                                        Avg.        Avg.        Avg.                     Pct.
                                      Principal   Original    Combined    Pct. Full     Owner
Periodic Cap                           Balance      LTV         LTV       Full Doc     Occupied
-------------------------------------------------------------------------------------------------
1.00%                                  $228,296      85.85%      87.69%       0.00%        76.98%
-------------------------------------------------------------------------------------------------
Total:                                 $228,296      85.85%      87.69%       0.00%        76.98%
=================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Months To Rate Reset                   Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
11 - 20                                   364    $85,344,650       21.84%        6.074%        689
21 - 30                                   712    161,577,270       41.34         6.333         688
31 - 40                                   636    143,921,406       36.82         6.079         693
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                  Weighted    Weighted
                                        Avg.        Avg.        Avg.                     Pct.
                                      Principal   Original    Combined    Pct. Full     Owner
Months To Rate Reset                   Balance      LTV         LTV       Full Doc     Occupied
-------------------------------------------------------------------------------------------------
11 - 20                                $234,463      87.27%      89.12%       0.00%        78.74%
21 - 30                                 226,934      86.75       88.11        0.00         74.75
31 - 40                                 226,292      84.00       86.38        0.00         78.44
-------------------------------------------------------------------------------------------------
Total:                                 $228,296      85.85%      87.69%       0.00%        76.98%
=================================================================================================


                     Distribution by Maximum Lifetime Rate

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Maximum Lifetime Rate                  Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
9.50 - 9.99%                                2       $521,043        0.13%        3.691%        722
10.00 - 10.49%                              4        971,583        0.25         4.232         736
10.50 - 10.99%                             23      5,769,723        1.48         4.868         714
11.00 - 11.49%                            140     38,507,540        9.85         5.270         702
11.50 - 11.99%                            406    105,335,904       26.95         5.764         689
12.00 - 12.49%                            464    108,745,893       27.82         6.219         687
12.50 - 12.99%                            459     95,649,012       24.47         6.668         685
13.00 - 13.49%                            153     26,968,222        6.90         7.185         693
13.50 - 13.99%                             54      7,661,751        1.96         7.639         699
14.00 - 14.49%                              4        305,754        0.08         8.170         732
14.50 - 14.99%                              3        406,901        0.10         8.555         676
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
Maximum Lifetime Rate                   Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
9.50 - 9.99%                            $260,521      79.85%      94.69%       0.00%       100.00%
10.00 - 10.49%                           242,896      80.19       80.19        0.00         64.32
10.50 - 10.99%                           250,858      76.24       85.91        0.00         88.28
11.00 - 11.49%                           275,054      77.66       85.28        0.00         85.60
11.50 - 11.99%                           259,448      81.23       83.85        0.00         85.59
12.00 - 12.49%                           234,366      88.22       88.95        0.00         85.25
12.50 - 12.99%                           208,386      90.74       90.81        0.00         70.86
13.00 - 13.49%                           176,263      90.09       90.09        0.00         34.38
13.50 - 13.99%                           141,884      89.31       89.31        0.00         23.13
14.00 - 14.49%                            76,438      80.20       80.20        0.00          0.00
14.50 - 14.99%                           135,634      90.00       90.00        0.00          0.00
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================


                     Distribution by Minimum Lifetime Rate

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Minimum Lifetime Rate                  Loans      Balance       Balance       Coupon        FICO
----------------------------------------------------------------------------------------------------
1.99% & Below                               2       $661,550        0.17%        3.888%        741
2.00 - 2.49%                              129     29,243,726        7.48         5.351         706
2.50 - 2.99%                              440    113,663,183       29.08         5.790         692
3.00 - 3.49%                              720    162,797,117       41.65         6.292         685
3.50 - 3.99%                              378     75,949,609       19.43         6.766         693
4.00 - 4.49%                               43      8,528,140        2.18         7.170         675
----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
====================================================================================================

                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
Minimum Lifetime Rate                   Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
1.99% & Below                           $330,775      79.12%      90.81%       0.00%       100.00%
2.00 - 2.49%                             226,696      75.73       88.00        0.00         94.35
2.50 - 2.99%                             258,325      79.23       82.14        0.00         83.46
3.00 - 3.49%                             226,107      89.49       89.63        0.00         85.87
3.50 - 3.99%                             200,925      91.44       91.44        0.00         49.19
4.00 - 4.49%                             198,329      89.97       89.97        0.00          7.00
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================


                             Distribution by Margin

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Margin                                 Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
1.99% & Below                               2       $661,550        0.17%        3.888%        741
2.00 - 2.49%                              129     29,243,726        7.48         5.351         706
2.50 - 2.99%                              440    113,663,183       29.08         5.790         692
3.00 - 3.49%                              720    162,797,117       41.65         6.292         685
3.50 - 3.99%                              378     75,949,609       19.43         6.766         693
4.00 - 4.49%                               43      8,528,140        2.18         7.170         675
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                   Weighted    Weighted
                                         Avg.        Avg.        Avg.                     Pct.
                                       Principal   Original    Combined    Pct. Full     Owner
Margin                                  Balance      LTV         LTV         Doc        Occupied
--------------------------------------------------------------------------------------------------
1.99% & Below                           $330,775      79.12%      90.81%       0.00%       100.00%
2.00 - 2.49%                             226,696      75.73       88.00        0.00         94.35
2.50 - 2.99%                             258,325      79.23       82.14        0.00         83.46
3.00 - 3.49%                             226,107      89.49       89.63        0.00         85.87
3.50 - 3.99%                             200,925      91.44       91.44        0.00         49.19
4.00 - 4.49%                             198,329      89.97       89.97        0.00          7.00
--------------------------------------------------------------------------------------------------
Total:                                  $228,296      85.85%      87.69%       0.00%        76.98%
==================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
First Adjustment Cap                   Loans      Balance       Balance       Coupon        FICO
-----------------------------------------------------------------------------------------------------
3.00%                                   1,712   $390,843,326      100.00%        6.183%        690
-----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
=====================================================================================================

                                                    Weighted    Weighted
                                          Avg.        Avg.        Avg.                     Pct.
                                        Principal   Original    Combined    Pct. Full     Owner
First Adjustment Cap                     Balance      LTV         LTV         Doc        Occupied
---------------------------------------------------------------------------------------------------
3.00%                                    $228,296      85.85%      87.69%       0.00%        76.98%
---------------------------------------------------------------------------------------------------
Total:                                   $228,296      85.85%      87.69%       0.00%        76.98%
===================================================================================================


                     Distribution by Periodic Lifetime Cap

                                                                Pct. Of                   Weighted
                                       Number                   Pool By      Weighted       Avg.
                                         Of      Principal     Principal    Avg. Gross    Current
Periodic Lifetime Cap                  Loans      Balance       Balance       Coupon        FICO
----------------------------------------------------------------------------------------------------
5.51 - 6.00%                            1,712   $390,843,326      100.00%        6.183%        690
----------------------------------------------------------------------------------------------------
Total:                                  1,712   $390,843,326      100.00%        6.183%        690
====================================================================================================

                                                 Weighted    Weighted
                                       Avg.        Avg.        Avg.                     Pct.
                                     Principal   Original    Combined    Pct. Full     Owner
Periodic Lifetime Cap                 Balance      LTV         LTV         Doc        Occupied
------------------------------------------------------------------------------------------------
5.51 - 6.00%                          $228,296      85.85%      87.69%       0.00%        76.98%
------------------------------------------------------------------------------------------------
Total:                                $228,296      85.85%      87.69%       0.00%        76.98%
================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $388,452,036, a term of 38 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%


The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------


                                                        Interest Rate
        Distribution Period                               Corridor
             (months)           Strike Rate(%)        Notional Amount($)
        -------------------     --------------        ------------------
                 1                 6.21462              388,452,036.40
                 2                 5.61322              376,704,095.69
                 3                 5.80034              365,309,234.75
                 4                 5.61324              354,256,893.93
                 5                 5.80036              343,536,828.19
                 6                 5.61326              333,139,097.70
                 7                 5.61327              323,054,058.82
                 8                 5.80039              313,272,355.25
                 9                 5.61330              303,784,909.56
                10                 5.80042              294,582,914.87
                11                 5.61332              285,657,826.79
                12                 5.61333              277,001,355.69
                13                 6.21477              268,605,459.04
                14                 5.61335              260,462,334.15
                15                 5.80047              252,564,410.98
                16                 5.61337              244,904,345.27
                17                 5.80050              237,475,011.80
                18                 5.61340              230,269,497.90
                19                 5.61341              223,281,097.11
                20                 5.80053              216,503,303.06
                21                 7.41018              209,929,803.53
                22                 7.65758              203,613,611.56
                23                 7.41095              197,486,291.38
                24                 7.41133              191,542,221.15
                25                 8.20583              185,775,945.83
                26                 7.41210              180,182,172.14
                27                 8.27918              174,755,763.87
                28                 8.01273              169,503,831.89
                29                 8.28046              164,408,781.02
                30                 8.01397              159,465,946.01
                31                 8.01460              154,670,799.86
                32                 8.50516              150,018,949.77
                33                 9.71802              145,511,646.48
                34                     N/A                         N/A
                35                 9.71828              136,956,059.94
                36                 9.71841              132,867,754.99
                37                     N/A                         N/A
                38                 9.79047              125,051,631.30
            39 & Above                 N/A                         N/A


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.